Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

Pursuant to management contracts with MAALP’s joint ventures, MAALP manages the operations of the joint venture apartment communities for a fee of 4.00% to 4.25% of the revenues of the joint venture. MAALP received approximately $899,000, $1,017,000 and $680,000 as management fees from the joint ventures in 2012, 2011 and 2010, respectively. MAALP also received approximately $346,000, $426,000 and $360,000 in asset management fees in 2012, 2011 and 2010, respectively, and $3,000, $3,000 and $6,000 in construction management fees in 2012, 2011 and 2010, respectively, from our joint ventures. MAALP had receivables from joint ventures totaling $3,100,000, $400,000, and $800,000 as of December 31, 2012, 2011, and 2010, respectively.

All cash management of MAA is managed by MAALP. In general, cash receipts are remitted to the Operating Partnership and all cash disbursements are funded by the Operating Partnership. As a result of these transactions, MAALP had a payable to our General Partner (MAA) of $24.3 million and $20.1 million at December 31, 2012 and 2011 respectively. The Partnership Agreement does not require that this due to/due from be settled in cash until liquidation of the Operating Partnership and therefore there is no regular settlement schedule for these amounts.